UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 2, 2024

Aptiv PLC

(Exact name of registrant as specified in its charter)

Jersey	001-35346	98-1029562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Hanover Quay

Grand Canal Dock

Dublin, D02 VY79, Ireland

(Address of Principal Executive Offices, Including Zip Code)

(Registrant’s Telephone Number, Including Area Code) 353-1-259-7013

(Former Name or Former Address, if Changed Since Last Report) N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.01 par value per share	APTV	New York Stock Exchange
1.500% Senior Notes due 2025	APTV	New York Stock Exchange
1.600% Senior Notes due 2028	APTV	New York Stock Exchange
4.350% Senior Notes due 2029	APTV	New York Stock Exchange
4.650% Senior Notes due 2029	APTV	New York Stock Exchange
3.250% Senior Notes due 2032	APTV	New York Stock Exchange
5.150% Senior Notes due 2034	APTV	New York Stock Exchange
4.250% Senior Notes due 2036	APTV	New York Stock Exchange
4.400% Senior Notes due 2046	APTV	New York Stock Exchange
5.400% Senior Notes due 2049	APTV	New York Stock Exchange
3.100% Senior Notes due 2051	APTV	New York Stock Exchange
4.150% Senior Notes due 2052	APTV	New York Stock Exchange
5.750% Senior Notes due 2054	APTV	New York Stock Exchange
6.875% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2054	APTV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 2, 2024, Aptiv PLC (the “Company”) held the Court Meeting and the Extraordinary General Meeting of Shareholders (the “Special Meetings”), each as described in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 6, 2024 (the “Proxy Statement”). A quorum was present at each of the Special Meetings in accordance with Jersey law and the Company’s articles of association. Set forth below are the voting results for each matter voted upon at the Special Meetings. Capitalized terms used but not defined herein shall have the meanings given to them in the Proxy Statement. The matters that were voted on at the Special Meetings, and the final voting results as to each such matter, are set forth below.

At the Court meeting, the Company’s shareholders approved the following proposal:

a.	A proposal to approve the Scheme as set forth in the Proxy Stataement.

For	Against
206,970,995	704,751

There were no broker non-votes with respect to this proposal.

At the Extraordinary General Meeting, the Company’s shareholders voted upon and approved the following proposals:

a.

A proposal to authorize the directors to take all such actions necessary or appropriate to carry the Scheme into effect; to amend the articles of association of the Company to give effect to the Scheme; and subject to and conditional upon the Scheme becoming effective, change the name and status of Aptiv PLC.

For	Against	Abstain
203,306,288	2,630,451	110,833

b.	A proposal to approve the Merger as described in the Proxy Statement, subject to and conditional upon the Scheme becoming effective.

For	Against	Abstain
203,307,953	2,626,979	112,640

There were no broker non-votes with respect to these proposals.

Item 8.01 Other Events.

Subject to sanction of the Scheme by the Royal Court of Jersey at a hearing to be held on December 13, 2024 and the satisfaction of certain other conditions described in the Proxy Statement, the Scheme is expected take effect after close of trading on the New York Stock Exchange on December 17, 2024, following which Aptiv Holdings Limited (which will be renamed to “Aptiv PLC” in connection with effectiveness of the Scheme), will become the publicly listed parent company of the Aptiv group.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2024	APTIV PLC

	By:	/s/ Katherine H. Ramundo
Katherine H. Ramundo
Executive Vice President, Chief Legal Officer, Chief Compliance Officer and Secretary

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